FLOTEK Industries

Providing quality and service to the global oilfield


$24.39 on
2/9/06
$4.65 on
12/31/04

AMEX: FTK

Market Cap ~ $200MM

52 week range $5.30 - $29.80

The Oilservice Conference
San Francisco

February 16, 2006

Focus on drilling and production oilfield services

- Specialty Chemicals and Logistics
- Drilling Tool Rentals and Sales
- Artificial Lift

Discipline to generate bottom line growth

- Patented product expansion
- Organic growth opportunities
- Accretive strategic acquisitions



FLOTEK Industries

Market Share Growth




Integrate
Identify
Negotiate

- New products
- New markets
  - Domestic
  - International
- Acquisitions

FLOTEK Industries

Proven acquisition and integration track record

- June 2001 – Acquired MTI (dry good logistics)
- February 2002 – Acquired IBS (proprietary specialty chemicals)
- January 2005 - Acquired intellectual property rights to produce oilfield shale shake screens
- February 2005 – Acquired Spidle Sales and Services (drilling tools)
- August 2005 – Acquired Harmon's Machine Works, Inc. (drilling tools)
- August 2005 – Acquired Precision LOR (drilling tool rental and inspection)
- January 2006 – Acquired Can-Ok and Stabilizer Technology Inc. (drilling tool rentals, sales and inspection)

FLOTEK Industries

SPIDLE TURBECO
a Flotek company

- **Drilling tool rentals, sales and inspection services for oilfield, mining, and industrial drilling**
- **Acquisition of 5 private drilling tool companies at low multiples**
- **Gross margins > 50% on rentals and inspection services**





86% CAGR
$30
$20
$10
$0
2003
2004
2005*
2006*
Revenue $MM

Growth Strategy

- **Expand product and services lines across recently acquired operations**
- **Addition of new products including mud motor rentals**
- **Acquire favorably priced tools internationally, deploy domestically**
- **Maximize inventory utilization**

* Management estimates

PETROVALVE
a Flotek company



- **Artificial lift production valve** optimizes rod pumping efficiency
- Increase flow per stroke
- Producer can slow pump rate while maintaining production volume
- Can be placed at production zone with horizontal completions



$10
$8
$6
$4
$2
$0
157% CAGR
2003
2004
2005*
2006*
Revenue $MM

Growth Strategy

- Expansion of artificial lift products
- Exclusive Agreement with Don-Nan Pump & Supply – 9 locations
- Focus on CBM applications

* Management estimates. 2006 estimate assumes completion of acquisition.

PETROVALVE
a Flotek company


1000
2000
3000
4000
5000
6000

Guided valve is designed to be placed at the production zone in horizontal completions to allow high pump efficiency in any position

CESI CHEMICAL
a Flotek company



- **Specialty Oilfield Chemicals & Services** stimulation, cementing, drilling, and remediation
- **Patented products including line of biodegradable specialty chemical additives**
- **Applied research team – technical support and quick customer response**



$40
$30
$20
$10
$0
37% CAGR
2003
2004
2005 *
2006 *
Revenue $MM

* Management estimates

Growth Strategy

- **Domestic and international expansion; Intl sales at 25% vs. 11% last year**
- **Expansion of patented products and applications**
- **Approval of biodegradable chemicals in the North Sea**
- **$1.3mm plant expansion**
- **Lab expansion completed**

CESI Chemical – 3 lines of chemicals



Staff of 12 degreed chemists including 4 PhD's to develop and support field operations

- Basic product lines for drilling cementing and stimulation (25%)
- CESI Chemical proprietary products developed and sold to all service companies (50%)
- Customer proprietary chemicals developed for a single service company (25%)

Basic Product Lines



- Drilling Fluid Additives
- Cementing Additives
- Stimulation
  - Surface Active Agents
  - Acid Corrosion Inhibitors and Additives
  - Friction Reducers
  - Clay Control Additives
  - Gelling and Viscosity Agents for water, acid and oil
- Production
  - Remediation chemicals for damaged wells
  - Capillary Chemicals
  - Water Control Chemicals

CESI Proprietary Production Enhancement Chemicals

- Microemulsion systems (ME)
  - Patented technology for Drilling, Fracturing and Acidizing
  - Used in more than 700 wells
  - Lowers the pressure by 50% to flowback injected fluid
  - Results: Higher fluid recoveries and higher oil and gas production rates
  - Biodegradable: passed North Sea testing and Canada biotox protocols

Hydraulic fracture with injected fluid surrounding the propped fracture. Gas breaks through at the point of least resistance leaving injected fluid trapped.


Hydrocarbon Breakthrough
Fluid Leakoff Surrounding Fracture
Propped Fracture
Addition of ME returns 2X
The fluid cutting damage
By a factor of 2

Six month average cumulative water and gas production in coalbed methane in 3 wells with conventional surfactant (foamer) and in 3 wells with a foamer + ME



70000
60000
50000
40000
30000
20000
10000
0
Conv Surf
2gpt ME
23042
35129
39511
58842
Av Cum water bbl
Av cum gas MCF

Barnett Shale single vertical well fracture system with proposed phase trapping surrounding fracture – 1 million gallon frac treatments



Propped Dominant Fractures
Gas Breakthrough
Trapped Injected Fluid

Heinz, J., Harris, C. and Fisher, K.: "Pilot Maps Fracture Networks in Horizontal Barnett Shale Wells," *The American Oil and Gas Reporter* (Dec, 2004)

Six month average cumulative water and gas production in Barnet Shale fracs in 2 wells with conventional surfactant and in 2 wells with ME



1,000,000
100,000
10,000
1,000
100
10
1
101,836
246,726
1,261
6,291
Conv surf
With ME
6 mo av cum water bbl
6 mo av cum gas MCF

250 well study shows 60% increase in flowback and 30% increase in 6 mo gas production with ME

CAPILLARY Foam/Coil Systems




10620
SPX POWER TEAM

- Patented high temperature multi functional systems
- Inject foamer, scale and corrosion inhibitor continuously through capillary
- Decreases water level on formation
- Doubles production of gas wells
- New CESI capillary unit deployed in Holland

Cotton Valley Sand from 134 to 304 MSCF/Day


Hudson A #3
100000
10000
1000
100
MCF/Month
0
20
40
60
80
100
120
Months
Installed capillary string

5,000 Wells Completed with capillary strings in 5 Years for Liquid Loading

- There is no better ROI in the Upstream Gas Industry
- Sound Engineering has achieved a 95% success ratio
- Average rate increases over 50%, many are over 100%
- Currently over 600 Million SCF/day incremental US production
- CESI Chemical patented technology prevents corrosion and scale at high temperature preventing costly workovers and capillary replacement

CESI Acid Iron Control System

- Patented new technology for 2006
- Simplified lower cost system
- Environmentally friendly
- Potential to be used in every gallon of acid pumped to prevent the oxidation and deposition of iron in the formation



Proprietary Blends for Service Companies

- Solid Blending of
  - Light weight cement
  - Cement spacers
  - Fluid loss additives



- Liquid Blending of surfactants for acidizing and fracturing stimulation
- Blending area has been doubled to handle increased demand

Bottom Line Growth



$80
$60
$40
$20
$0
$ million
2003
2004
2005*
2006*
Revenue
EBITDA

* Management estimates

- Revenue growth ~ 52% CAGR
- EBITDA growth ~ 129% CAGR
- EBITDA/Revenue
  - 23.7% in Q3
  - 22.2% YTD
- 2005* Basic EPS $1.05 - $1.10
- 2005* FD EPS $0.93 - $0.97
- 2006* FD EPS $1.20 - $1.30

FLOTEK Industries

Financial Highlights

	2004	2005*	2006*
Revenue	**$ 21.9**	**$ 52.0**	**$ 79.0**
Net Income	**$ 2.1**	**$ 7.9**	**$ 11.7**
Add back:			
Interest Expense	$ 0.7	$ 0.8	$ 0.6
Provision for Income Taxes	$ 0.2	$ 2.4	$ 5.0
Depreciation & Amortization	$ 0.7	$ 1.3	$ 3.1
Adjusted EBITDA	**$ 3.7**	**$ 12.4**	**$ 20.4**
Less Capital Expenditures	$ 0.1	$ 1.7	$ 5.2
Free Cash Flow	**$ 3.6**	**$ 10.7**	**$ 15.2**
Basic Earnings Per Share	**$ 0.32**	**$ 1.05 – 1.10**	**$ 1.35 – 1.45**
Diluted Earnings Per Share	**$ 0.31**	**$ 0.93 – 0.97**	**$ 1.20 – 1.30**

FLOTEK Industries

* Management estimates. 2006 estimate assumes completion of acquisition.

Investor Highlights

- Strong Projected Growth
  - Projecting 30% organic revenue growth for 2006
  - Continued acquisition strategy
- Financial capacity available for acquisitions
- Above average margins and net income
- Financial leverage would accelerate EPS growth
- Improving liquidity thru AMEX listing and Private Placement of 1.3mm shares
  - Registration of 2.6 mm shares effective 12/30/05

FLOTEK Industries

Contact Us

Flotek Industries, Inc.

7030 Empire Central Drive

Houston, TX 77040

713-849-9911

www.flotekind.com

Jerry Dumas – Chairman & CEO

Dr. Glenn Penny – President & CTO

Lisa Meier – Chief Financial Officer & VP

Forward looking Statements and non-GAAP Disclosures

Certain statements and information included in this presentation constitute "forward–looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on certain assumptions and analyses made by the Company's management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. These statements involve known and unknown risks and uncertainties, some of which are outlined in the Company's 10-K, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-looking statements. Flotek undertakes no obligation to update any of its forward-looking statements for any reason.

Flotek has used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation. We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow of Flotek, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.